UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14 (C) OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)
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GALAXY NEXT GENERATION, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-56006	61-1363026
(Commission File Number)	(IRS Employer Identification No.)

285 Big A Road

Toccoa, GA 30577

(Address of principal executive offices and zip code)

(706) 391-5030

(Registrant’s telephone number including area code)

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF DIRECTORS OF GALAXY NEXT GENERATION, INC. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GALAXY NEXT GENERATION, INC.

285 Big A Road

Toccoa, GA 30577

INFORMATION STATEMENT

September 28, 2022

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Shareholders:

This notice and the accompanying Information Statement are being distributed to the holders of record (the “Shareholders”) of the voting capital stock of Galaxy Next Generation, Inc., a Nevada corporation (the “Company”), as of the close of business on September 1, 2022 (the “Record Date”), in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the notice requirements of the Nevada Revised Statutes. The purpose of this notice and the accompanying Information Statement is to notify the shareholders of actions approved by our Board of Directors (the “Board”) and taken by written consent in lieu of a meeting by the holders of a majority of the voting power of our outstanding capital stock as of the Record Date (the “Written Consent”). The Written Consent approved (i) the Corporation’s 2022 Equity Incentive Plan a copy of which is attached to this Information Statement as Annex A (the “Incentive Plan”) and (ii) the Corporation’s 2022 Employee Stock Purchase Plan a copy of which is attached to this Information Statement as Annex B (the “ESPP”).

The Written Consent is the only shareholder approval required to effect the approval of the Incentive Plan and the ESPP under the Nevada Revised Statutes, our Articles of Incorporation, as amended, or our Bylaws. No consent or proxies are being requested from our shareholders, and our Board is not soliciting your consent or proxy in connection with the Corporate Action. The Corporate Action, as approved by the Written Consent, will not become effective until 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our shareholders of the actions described above before they take place in accordance with Section 78.390 of the Nevada Revised Statutes and Rule 14c-2 of the Exchange Act. This Information Statement is first mailed to you on or about September 28, 2022.

Please feel free to call us at (706) 391-5030 should you have any questions on the enclosed Information Statement.

Galaxy Next Generation, Inc.

/s/ Gary LeCroy

Gary LeCroy

Chief Executive Officer & Director

GALAXY NEXT GENERATION, INC.

285 Big A Road

Toccoa, GA 30577

Telephone (706) 391-5030

INFORMATION STATEMENT REGARDING ACTION TAKEN BY WRITTEN CONSENT OF THE MAJORITY SHAREHOLDERS IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This notice and the accompanying Information Statement are being distributed to the holders of record (the “Shareholders” ) of the voting capital stock of Galaxy Next Generation, Inc., a Nevada corporation (the “Company”), as of the close of business on September 1, 2022 (the “Record Date”), in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the notice requirements of the Nevada Revised Statutes. The purpose of this notice and the accompanying Information Statement is to notify the Shareholders of actions approved by our Board of Directors (the “Board”) and taken by written consent in lieu of a meeting by the holders of a majority of the voting power of our outstanding capital stock as of September 1, 2022 (the “Written Consent”). The Written Consent approved (i) the Corporation’s 2022 Equity Incentive Plan annexed to this Information Statement as Annex A (the “Incentive Plan”) and (ii) the Corporation’s 2022 Employee Stock Purchase Plan annexed to this Information Statement as Annex B (the “ESPP”).

The Written Consent is the only shareholder approval required to effect the approval of the Incentive Plan and the ESPP under the Nevada Revised Statutes, our Articles of Incorporation, as amended, or our Bylaws. No consent or proxies are being requested from our Shareholders, and our Board is not soliciting your consent or proxy in connection with the approval of the Incentive Plan and the ESPP. No action will be taken under the Incentive Plan or the ESPP, until 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Shareholders.

The Board of Directors has fixed September 1, 2022 as the record date (the “Record Date”) for determining those of our Shareholders entitled to receive this Information Statement.

Section 78.320 of the Nevada Revised Statutes (the “NRS”) provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of such action.

In accordance with the foregoing, this Information Statement is first being mailed on or about September 28, 2022, to our Shareholders and is being delivered to inform you of the corporate action described herein in accordance with Section 78.390 of the NRS and Rule 14c-2 of the Exchange Act. We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken. In addition, pursuant to the laws of Nevada, the actions taken by majority written consent in lieu of a special shareholder meeting do not create appraisal or dissenters’ rights.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SHAREHOLDER APPROVAL

This Information Statement contains a brief summary of the material provisions of the Incentive Plan and the ESPP approved by the Board of the Company and the holders of a majority of the voting power of our outstanding capital stock as of the Record Date (the “Majority Shareholders”).

APPROVAL OF THE GALAXY NEXT GENERATION, INC. 2022 EQUITY INCENTIVE PLAN

Our Board believes that it is in the best interests of the Company and its shareholders to have an equity compensation plan so that the Company can provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Accordingly, as August 31, 2022, our Board adopted the Galaxy Next Generation, Inc. 2022 Equity Incentive Plan (the “Incentive Plan”), which was approved by the Majority Shareholders on September 1, 2022.

Purpose of the Incentive Plan

Our Board believes that the Incentive Plan is necessary for us to attract, retain and motivate our employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based or equity-related awards. We believe the Incentive Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law.

Summary of the Incentive Plan

The following is a summary of the principal features of the Incentive Plan. This summary does not purport to be a complete description of all of the provisions of the Incentive Plan, and it is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is attached to this Information Statement as Annex A hereto.

Available Shares. An aggregate of 10,000,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) may be issued under the Incentive Plan, subject to equitable adjustment in the event of stock splits and other capital changes, all of which may be issued in respect of Incentive Stock Options (or ISOs) that meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

In applying the aggregate share limitation under the Incentive Plan, shares of Common Stock (i) subject to awards that are forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or otherwise forfeited, or terminated without payment being made thereunder and (ii) that are surrendered in payment or partial payment of the exercise price of an option or taxes required to be withheld with respect to the exercise of stock options or in payment with respect to any other form of award are not counted and, therefore, may be made subject to new awards under the Incentive Plan.

Administration. The Incentive Plan will be administered by our Board, or, at its discretion, the Compensation Committee of our Board (the “Compensation Committee”; together with the Board, the “Administrator”). The Administrator has discretion to determine the individuals to whom awards may be granted under the Incentive Plan, the number of shares of Common Stock, units or other rights subject to each award, the type of award, the manner in which such awards will vest, and the other conditions applicable to awards. The Administrator is authorized to interpret the Incentive Plan, to prescribe, amend and rescind any rules and regulations relating to the Incentive Plan and to make any other determinations necessary or desirable for the administration of the Incentive Plan. All interpretations, determinations and actions by the Administrator are final, conclusive, and binding on all parties.

Eligibility. Any employee, officer, director, consultant, advisor or other individual service provider of the Company or any of its subsidiaries, or any person who is determined by the Administrator to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company is eligible to participate in the Incentive Plan. As of September 1, 2022, the Company had approximately 23 full-time employees, including 2 executive officers who are directors and one non-employee director, and 4 consultants, advisors and/or other individual service providers. As of September 1, 2022, no person is eligible to participate as a result of a determination by the Administrator that that person is a prospective employee, director or consultant of our Company or any of our subsidiaries. As awards under the Incentive Plan are within the discretion of the Administrator, we cannot determine how many individuals in each of the categories described above will receive awards.

Types of Awards. Under the Incentive Plan, the Administrator may grant nonqualified stock options (or NSOs), incentive stock options (or ISOs), stock appreciation rights (or SARs), restricted stock, restricted stock units, performance shares, performance units, other cash-based awards and other stock-based awards. The terms of each award will be set forth in a written agreement with the recipient.

Stock Options. The Administrator will determine the exercise price and other terms for each option and whether the options will be NSOs or ISOs. The exercise price per share of each option will not be less than 100% of the fair market value of the Company’s Common Stock on the date of grant or, if there are no trades on such date, then the closing price of a share of our Common Stock on the most recent date preceding the date of grant on which shares of Common Stock were publicly traded (or 110% of the fair market value per share in the case of ISOs granted to a ten percent or more shareholder). On September 1, 2022, the closing sale price of a share of our Common Stock on the OTCQB was $0.13.

ISOs may be granted only to employees and are subject to certain other restrictions. To the extent an option intended to be an ISO does not qualify as an ISO, it will be treated as a nonqualified option.

 A participant may exercise an option by written notice and payment of the exercise price in cash or as determined by the Administrator, through delivery of previously owned shares, the withholding of shares deliverable upon exercise, a cashless exercise program implemented by the Administrator in connection with the Incentive Plan, and/or such other method as approved by the Administrator and set forth in an award agreement. The maximum term of any option granted under the Incentive Plan is ten years from the date of grant (five years in the case of an ISO granted to a ten percent or more shareholder). The Administrator may, in its discretion, permit a holder of an NSO to exercise the option before it has otherwise become exercisable, in which case the shares of the Company’s Common Stock issued to the recipient will be restricted stock having analogous vesting restrictions to the unvested NSO before exercise.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten percent or more shareholder) from the date of grant. Options granted under the Incentive Plan will be exercisable at such time or times as the Administrator prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000.

Unless an award agreement provides otherwise, if a participant’s Service (as defined in the Incentive Plan) terminates (i) by reason of his or her death or Disability (as defined in the Incentive Plan), any option held by such participant may be exercised, to the extent otherwise exercisable, by the participant or his or her estate or personal representative, as applicable, at any time in accordance with its terms for up to one year after the date of such participant’s death or termination of Service, as applicable, (ii) for Cause (as defined in the Incentive plan), any option held by such participant will be forfeited and cancelled as of the date of termination of Service and (iii) for any reason other than death, Disability or Cause, any option held by such participant may be exercised, to the extent otherwise exercisable, up until three (3) months following termination of Service.

Stock Appreciation Rights. The Administrator may grant SARs independent of or in connection with an option. The Administrator will determine the other terms applicable to SARs. The base price per share of each SAR will be the fair market value of a share of the Company’s Common Stock on the date of grant as determined under the Incentive Plan. Unless otherwise specified in the award agreement, the term of any SAR granted under the Incentive Plan will be ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to the excess of the fair market value on the exercise date of one share of our Common Stock over the base price, multiplied by the number of shares of Common Stock as to which the SAR is exercised. Payment may be made in shares of Company Common Stock, in cash, or partly in shares of Company Common Stock and partly in cash, all as determined by the Administrator.

Restricted Stock and Restricted Stock Units. The Administrator may award restricted Common Stock and/or restricted stock units under the Incentive Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of the Company’s Common Stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Administrator, subject to applicable tax withholding requirements. The Administrator will determine the restrictions and conditions applicable to each award of restricted stock or restricted stock units, which may include performance-based conditions. Unless the Administrator determines otherwise at the time of grant, holders of restricted stock will have the right to vote the shares and receive all dividends and other distributions.

Performance-Based Awards. The Administrator may award performance-based-awards in the form of stock options, restricted Common Stock and/or restricted stock units under the Incentive Plan. Performance-based awards are payable in shares of the Company’s Common Stock and/or restricted stock units, which are earned during a specified time period subject to the attainment of performance goals, as established by the Administrator. The Administrator will determine the restrictions and conditions applicable to each award of performance-based restricted Common Stock and/or restricted stock units.

Transferability. Awards granted under the Incentive Plan will not be transferable other than by will or by the laws of descent and distribution.

Change of Control. The Administrator may, at the time of the grant of an award, provide for the effect of a change of control (as defined in the Incentive Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Administrator, or (iv) such other modification or adjustment to an award as the Administrator deems appropriate to maintain and protect the rights and interests of participants upon or following a change in control. Unless otherwise provided by an award agreement, employment agreement or other agreement between the Company and the participant, in the event of a change of control: (i) all outstanding stock options and SARs which have been outstanding for at least six months shall become exercisable in full, whether or not otherwise exercisable at such time, and any such stock option and SAR shall remain exercisable in full thereafter until it expires pursuant to its terms; and (ii) all restrictions and deferral limitations contained in restricted stock and RSU awards granted under the Incentive Plan shall lapse and the shares of stock subject to such awards shall be distributed to the participant within thirty (30) days of the change of control; provided, that all restrictions and deferral limitations with respect to an award to which Section 409A of the Code applies shall not lapse and no distribution shall be made unless the change of control qualifies as a 409A Change and such lapse and distribution does not cause adverse tax consequences under Section 409A of the Code. In addition, unless otherwise provided by an award agreement, the Administrator may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option and/or SAR; (d) cancel any award of restricted stock, stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of the Company’s Common Stock on the date of the change in control; or (f) terminate any award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the Change in Control (the “Change in Control Consideration”); provided, however that if the Change in Control Consideration with respect to any option or SAR does not exceed the exercise price of such option or SAR, the Administrator may cancel the option or SAR without payment of any consideration therefor. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the change in control to holders of the Company’s Common Stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Administrator determines that no amount would have been attained upon the realization of the participant’s rights, then such award may be terminated by the Company without payment. The Administrator may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the award prior to the change in control) and/or make such other modifications, adjustments or amendments to outstanding Awards or the Incentive Plan as the Administrator deems necessary or appropriate.

Term; Amendment and Termination. No award may be granted under the Incentive Plan on or after September 1, 2032. Our Board may suspend, terminate, or amend the Incentive Plan in any respect at any time, provided, however, that (i) no amendment, suspension or termination may materially impair the rights of a participant under any awards previously granted, without his or her consent, except for such amendments which are made to cause the Incentive Plan to qualify for the exemption provided by Rule 16b-3 of the Exchange Act, (ii) the Company shall obtain stockholder approval of any Incentive Plan amendment as required to comply with any applicable law, regulation or stock exchange rule and (iii) stockholder approval is required for any amendment to the Incentive Plan that (x) increases the number of shares of Common Stock available for issuance thereunder or (y) changes the persons or class of persons eligible to receive awards.

New Plan Benefits; Existing Plan Benefits

We cannot determine now the number or type of options or other awards to be granted in the future to any particular person or group.

Material United States Federal Income Tax Consequences

Following is a summary of the principal federal income tax consequences of option grants and other awards under the Incentive Plan. Optionees and recipients of other rights and awards granted under the Incentive Plan are advised to consult their personal tax advisors before exercising an option or stock appreciation right or disposing of any stock received pursuant to the exercise of an option or stock appreciation right or following vesting of a restricted stock award or restricted stock unit or upon grant of an unrestricted stock award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

Nonqualified Stock Options. There will be no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the date of exercise over the exercise price, and the Company will be allowed a corresponding tax deduction, subject to any applicable limitations under Code Section 162(m). Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Incentive Stock Options. There will be no federal income tax consequences to a participant or to the Company upon the grant of an ISO. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will recognize taxable ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the disposition price, and the Company will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Code Section 162(m). Any amount received by the participant in excess of the fair market value on the exercise date will be taxed to the participant as capital gain, and the Company will receive no corresponding deduction. While the exercise of an ISO does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be a tax preference item that could subject a participant to alternative minimum tax in the year of exercise.

Stock Appreciation Rights. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a SAR is granted. When a participant exercises a SAR, the cash or fair market value of any Common Stock received will be taxable to the participant as ordinary income, and the Company will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Code Section 162(m).

Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the grant date as described below, the participant will not recognize income, and the Company will not be allowed a compensation tax deduction, at the time restricted stock is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date, less any amount paid for the stock, and the Company will be allowed a corresponding tax deduction, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the stock as of that date, less any amount paid for the stock, and the Company will be allowed a corresponding compensation tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, such participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted Stock Units and Performance-Based Awards. A participant will not recognize income, and the Company will not be allowed a compensation tax deduction, at the time a restricted stock unit or performance-based award is granted. When a participant receives payment under a restricted stock unit or performance-based award, the amount of cash received and the fair market value of any shares of stock received will be ordinary income to the participant, and the Company will be allowed a corresponding compensation tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Section 409A.  If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Potential Limitation on Company Deductions. Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. The Company’s board of directors and the Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the Incentive Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

Tax Withholding. As and when appropriate, each optionee purchasing shares of the Company’s Common Stock and each grantee receiving an award of shares of the Company’s Common Stock under the Incentive Plan will be required to pay any federal, state or local taxes required by law to be withheld.

APPROVAL OF THE GALAXY NEXT GENERATION, INC.

2022 EMPLOYEE STOCK PURCHASE PLAN

Overview

Our Board and the Majority Shareholders approved the Galaxy Next Generation, Inc. 2022 Employee Stock Purchase Plan (“ESPP”). The ESPP is described in more detail below.

The purpose of the ESPP is to provide a means whereby we can align the long-term financial interests of our employees with the financial interests of our stockholders. In addition, our Board believes that the ability to allow our employees to purchase shares of our Common Stock will help us attract, retain, and motivate employees and encourage them to devote their best efforts to our business and financial success. The ESPP will allow us to provide our employees with the opportunity to acquire an ownership interest in our company through their participation in the ESPP, thereby encouraging them to remain in service and more closely aligning their interests with those of our stockholders.

Description of the ESPP

The material features of the ESPP are described below. The following description of the ESPP is a summary only. This summary is not a complete statement of the ESPP and is qualified in its entirety by reference to the complete text of the ESPP, a copy of which is attached hereto as Annex B. Our stockholders should refer to the ESPP for more complete and detailed information about the terms and conditions of the ESPP.

Purpose. The purpose of the ESPP is to provide a means by which our eligible employees may be given an opportunity to purchase shares of our Common Stock in order to assist us in retaining the services of eligible employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for our success.

We intend that the ESPP will qualify as an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986 as amended from time to time, and any regulations promulgated thereunder (the “Code”).

Share Reserve. A total of 15,000,000 shares of our Common Stock will be reserved for issuance under the ESPP. As of September 1, 2022, the Record Date, the closing price of our Common Stock as reported on OTCQB was $0.16 per share.

Administration. The ESPP will be administered by the Compensation Committee. Subject to the provisions of the ESPP, our Board and the Committee have the authority to construe, interpret, and apply the terms of the ESPP, and to establish such procedures that they deem necessary for the administration of the ESPP.

Eligibility. The ESPP allows all of our employees to participate, if they are eligible employees.  Employees will not eligible to participate (i) if they do not customarily work more than 20 hours per week, (ii) if they customarily work less than 5 months per calendar year, (iii) have not completed at least two (2) years of service, or (iv) own stock possessing 5% or more of the total combined voting power or value of all classes of our stock. As of the date the ESPP was approved by our Board, we had no executive officers and approximately 15 employees who will be eligible participate in the ESPP. Non-employee directors and non-employee consultants and advisors are not eligible to participate in the ESPP. An employee may not be granted rights to purchase stock under the ESPP (a) if such employee immediately after the grant would own stock possessing 5% or more of the total combined voting power or value of all classes of our stock or (b) to the extent that such rights would accrue at a rate that exceeds $25,000 worth of our stock for each calendar year that the rights remain outstanding.

The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. The ESPP will provide for a series of offering periods commencing on January 1 and July 1 of each year (or such other times that the Compensation Committee may specify). The first offering period under the ESPP is expected to begin on or about January 1, 2023, and continue until on or about June 30, 2023.

Payroll Deductions. The ESPP permits participants to purchase shares of the Company’s Common Stock through accumulated payroll deductions. Participants may elect to have up to 15% of their eligible compensation during an offering period deducted from their pay to be applied to the purchase of our Common Stock. For this purpose, eligible compensation generally includes base salary, wages, annual bonuses, and commissions. The purchase price of the shares will be 85% of the lower of the fair market value of our Common Stock on the first trading day of an offering period or on the last trading day of the offering period. For purposes of the ESPP fair market value means, as of any date, (i) if shares are listed on a stock exchange, the closing price of a share on the principal exchange on which shares are listed on the date of determination, or if such date is not a trading day, the next trading date and if the shares are not so listed the last closing price reported (ii) if shares are not so listed, but trades of shares are reported on the Nasdaq National Market, the closing price of a share on the Nasdaq National Market on the date of determination, or if such date is not a trading day, the next trading date (iii) if shares are quoted in the over-the counter market, the last closing price of a share as reported by OTC Markets Group on the date of determination, or if such date is not a trading day, the next trading date or (iv) if shares are not so listed nor trades of shares so reported, a price determined by the Compensation Committee in good faith.

Purchase of Stock. By executing an agreement to participate in the ESPP, an eligible employee is entitled to purchase shares under the ESPP. The maximum number of shares of our Common Stock that an employee may purchase during an offering period cannot exceed 150,000 shares. If the aggregate number of shares to be purchased upon exercise of purchase rights granted in an offering would exceed the maximum aggregate number of shares of our Common Stock available under the ESPP, the Committee will make a pro rata allocation of available shares in a uniform and equitable manner. Unless a participant terminates employment or withdraws from participation as described below, his or her right to purchase shares is exercised automatically on the last trading date of the offering period, at the applicable price discussed above. See “Withdrawal” below. In addition, unless otherwise specifically provided in the offering, the amount, if any, of accumulated payroll deductions remaining in any participant’s account after the purchase of shares on the final purchase date of an offering will be distributed in full to the participant at the end of such offering, without interest.

Withdrawal. Participants may withdraw from an offering by delivering a withdrawal form to us terminating their contributions. Such withdrawal may be elected at any time prior to the end of an offering. Upon such withdrawal, we will distribute to the employee his or her accumulated but unused contributions without interest, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in any other offerings under the ESPP.

Termination of Employment. A participant’s rights under any offering under the ESPP will terminate immediately if the participant either (i) is no longer employed by us (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. In such event, we will distribute to the participant his or her accumulated but unused contributions, without interest.

Transferability. A participant may not transfer purchase rights under the ESPP other than by will, the laws of descent and distribution, or as otherwise provided under the ESPP.

Amendment and Termination. Our Board or the Compensation Committee has the authority to amend, suspend, or terminate the ESPP, at any time and for any reason, provided certain types of amendments will require the approval of our stockholders. The ESPP will remain in effect until terminated by our Board in accordance with the terms of the ESPP. Unless terminated by our Board or the Compensation Committee sooner, the ESPP will continue in effect for a period of 10 years from the date the ESPP was adopted by our Board. The ESPP will also terminate upon the liquidation of the Company and a Change of Control which is defined as  (i) an individual corporation or group acquiring more than 50% of our outstanding shares; (ii) our merger or business combination in which stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, (iii) the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (iv) any plan or proposal for the liquidation or dissolution of the Company (subject to certain exceptions).

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of our Common Stock acquired under the ESPP. The ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Rights granted under the ESPP are intended to qualify for favorable U.S. federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of our Common Stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.

If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss.

If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or other disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than their fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.

There are no U.S. federal income tax consequences to the Company by reason of the grant or exercise of rights under the ESPP. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of tax reporting obligations).

New Plan Benefits

Participation in the ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the ESPP. Therefore, we cannot currently determine the benefits or number of shares subject to purchase rights and a new plan benefits table is thus not provided.

Interests of Executive Officers

Certain of our current executive officers have substantial interests in the matters set forth in this proposal since they will be eligible employees under the ESPP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of that date, information known to us relating to the beneficial ownership of these shares by:

(i) each person who is the beneficial owner of more than 5% of the outstanding shares of voting securities;

(ii) each director;

(iii) each executive officer; and

(iv) all executive officers and directors as a group.

We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Under securities laws, a person is considered to be the beneficial owner of securities he owns and that can be acquired by him within 60 days from September 1 2022, upon the exercise of options, warrants, convertible securities or other understandings. We determine a beneficial owner’s percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person and which are exercisable within 60 days of September 1, 2022, have been exercised or converted.

Name of Beneficial Owner	Number of shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned	Number of shares of Series G Preferred Stock Beneficially Owned	Percentage of Series G Preferred Stock Beneficially Owned
Directors and Executive Officers
Gary LeCroy[1]	40,442	*	26(4)	51%
Magen McGahee(2)	29,695	*	25(4)	49%
Carl Austin(3)	2,642	*
All current executive officers and directors as a group (3 persons)	72,779	*

* less than 1%

____________________________

(1) Gary LeCroy is our Chief Executive Officer, President and Director

(2) Magen McGahee is our Chief Operating Officer and Director.

(3) Carl Austin is our Director.

(4) Each share of Series G Preferred Stock Series G Preferred Stock is entitled to such number of votes per share of Series G Preferred Stock as equals one percent (1%) of the voting power of all voting securities of the Company then entitled to vote, inclusive of the Series G Preferred Stock and Common Stock, such that fifty-one (51) shares of Series G Preferred Stock shall together shall be entitled to such number of votes as equals, in the aggregate, 51% of the voting power of all voting securities of the Company then entitled to vote, inclusive of the Common Stock and any preferred stock.

DESCRIPTION OF SECURITIES

The following description of our capital stock is based upon our Articles of Incorporation, as amended, our bylaws and applicable provisions of law, in each case as currently in effect. This discussion does not purport to be complete and is qualified in its entirety by reference to our Articles of Incorporation, as amended, and our bylaws.

Common Stock

The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of shareholders, including the election of directors. There is no right to cumulate votes in the election of directors. The holders of Common Stock are entitled to any dividends that may be declared by our Board of Directors out of funds legally available for payment of dividends subject to the prior rights of holders of preferred stock and any contractual restrictions we have against the payment of dividends on Common Stock. In the event of our liquidation or dissolution, holders of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preferences of any outstanding shares of preferred stock. Holders of Common Stock have no preemptive rights and have no right to convert their Common Stock into any other securities.

Preferred Stock

Except as otherwise required by law, the holders of shares of Series G Preferred Stock vote together with the holders of the Common Stock as a single series and are entitled to such number of votes per share of Series G Preferred Stock as equals one percent (1%) of the voting power of all voting securities of the Company then entitled to vote, inclusive of the Series G Preferred Stock and Common Stock, such that fifty-one (51) shares of Series G Preferred Stock shall together shall be entitled to such number of votes as equals, in the aggregate, 51% of the voting power of all voting securities of the Company then entitled to vote, inclusive of the Common Stock and any preferred stock. The shares of Series G Preferred Stock are not entitled to receive any dividends and rank together with the Common Stock with respect to rights on liquidation.

VOTING PROCEDURES

Pursuant to the NRS and our Articles of Incorporation, the affirmative vote of the holders of shares in the Company representing at least a majority of the voting power is sufficient to approve the Incentive Plan and the ESPP, which vote was obtained by the written consent of the Majority Shareholders as described herein. As a result, the approval of the Incentive Plan and the ESPP has been approved and no further votes will be needed.

NO DISSENTER’S RIGHT OF APPRAISAL

Under the NRS, stockholders are not entitled to appraisal rights with respect to the approval of the Incentive Plan and the ESPP, and we will not provide our stockholders with such rights.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Forms 10-K and 10-Q, respectively, with the Securities and Exchange Commission (“SEC”). Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The SEC maintains a website (http://www.sec.gov) that contains the filings of issuers that file electronically with the SEC through the EDGAR system. Copies of such filings may also be obtained without charge by writing to the Company at Galaxy Next Generation, Inc., 285 Big A Road, Toccoa, Georgia 30577.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address. We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to the Company at Galaxy Next Generation, Inc., 285 Big A Road, Toccoa, Georgia 30577, or by calling (706) 391-5030.

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call (202) 551-8090 for further information on the operations of the public reference facilities.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to Shareholders who share a single address unless we received contrary instructions from any Shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a Shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Galaxy Next Generation, Inc., 285 Big A Road, Toccoa, Georgia 30577, Attention: Secretary.

If multiple Shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each Shareholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current Shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to Shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors

/s/ Gary LeCroy

Gary LeCroy

Chief Executive Officer and Director

GALAXY NEXT GENERATION, INC.

2022 EQUITY INCENTIVE PLAN

Section 1. Purposes; Definitions.

The purpose of the Galaxy Next Generation, Inc. 2022 Equity Incentive Plan is to enable Galaxy Next Generation, Inc. (the “Company”) to offer to those of its employees and to the employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the stockholders of the Company.

For purposes of the Plan, unless the context requires otherwise, the following terms shall be defined as set forth below:

(a) “Award” means an award granted under the Plan including a Stock Option, Stock Appreciation Right, Restricted Stock, or RSUs.

(b) “Board” means the Board of Directors of the Company.

(c)“Cause” shall have the meaning ascribed thereto in Section 5(a)(ii)(I) below.

(d)“Change of Control” shall have the meaning ascribed thereto in Section 9 below.

(e)“Code” means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

(f)“Committee” means the Compensation Committee of the Board, if established, or any other committee of the Board which the Board may designate, consisting of two or more members of the Board each of whom shall meet the requirements set forth in any law, rule or regulation applicable to the Plan hereinafter enacted; provided, however, that with respect to any Award that is intended to satisfy the requirements of Rule 16b-3, such Award shall be granted and administered by a committee of the Board consisting of at least such number of directors as are required from time to time by Rule 16b-3, and each such committee member shall meet such qualifications as are required by Rule 16b-3; provided, further, that in the event the Stock is listed for trading on any securities exchange or national securities association, each such committee member shall meet the definition of an “independent director” under the listing rules of such securities exchange or national securities association.

(g)“Company” means Galaxy Next Generation, Inc., a corporation organized under the laws of the State of Nevada, or any successor entity.

(h) “Disability” means the permanent and total disability as defined in Section 22(e)(3) of the Code.

(i) “Early Retirement” means retirement, with the approval of the Board or the Committee, for purposes of one or more Award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

(k) “Fair Market Value.”

 (i) If shares of Stock are listed on a stock exchange, Fair Market Value shall be determined based on the last reported sale price of a share on the principal exchange on which shares are listed on the date of determination, or if such date is not a trading day, the next trading date.

 (ii) If shares of Stock are not so listed, but trades of shares are reported on the Nasdaq National Market, Fair Market Value shall be determined based on the last quoted sale price of a share on the Nasdaq National Market on the date of determination, or if such date is not a trading day, the next trading date.

 (iii) If shares of Stock are not so listed nor trades of shares so reported, Fair Market Value shall be determined by the Committee in good faith.

 (l) “409A Change” shall mean:

 (i) the acquisition by any one person, or more than one person acting as a group, of Stock that, together with Stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Stock; (ii) (a) the acquisition by any one person, or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of ownership of Stock possessing fifty percent (50%) or more of the total voting power of the Stock; or (b) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) the acquisition by any one person or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of assets from the Company resulting in a Change of Control and, in any event, that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. The foregoing definition of “409A Change” shall be interpreted consistent with, and shall include all of the requirements of, Section 409A of the Code and the Treasury regulations issued thereunder, to constitute a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation as defined therein.

(m)  “Incentive Stock Option” means any Stock Option which is intended to be and is designated as an “incentive stock option” within the meaning of Section 422 of the Code, or any successor thereto. An Incentive Stock Option may only be granted to an employee of the Company, a Parent or a Subsidiary as set forth in Section 421 and 422 of the Code, as applicable.

(n) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(o) “Normal Retirement” means retirement from active employment with the Company or any Parent or Subsidiary on or after age 65.

(p) “Participant” shall mean any person who has received an award of a Stock Option, SAR, Restricted Stock, or RSU.

(q) “Parent” means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

(r) “Performance-Based Award” means an Award that vests in whole or in part upon the achievement of one or more specified Performance Goals, as determined by the Committee.

(s) “Performance Goals” means the performance goals established by the Board or Committee, as the case may be, in connection with the grant of an Award.

(t) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any Performance Goals specified by the Committee with respect to such Award are to be measured.

(u) “Plan” means this Galaxy Next Generation, Inc. 2022 Equity Incentive Plan, as hereinafter amended from time to time.

(v) “Restricted Stock” means Stock, received under an award made pursuant to Section 6 below that is subject to restrictions imposed pursuant to said Section 6.

(w) “Restricted Stock Unit” or “RSU” means an award grant pursuant to Section 7 hereof.

(x) “Retirement” means Normal Retirement or Early Retirement.

(y) “Rule 16b-3” means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

(z) “Securities Act” means the Securities Act of 1933, as amended, as in effect from time to time.

(aa) “Stock” means the common stock, par value $0.0001 per share, of the Company.

(bb) “Stock Appreciation Right” or “SAR” means a stock appreciation right granted under the Plan and described in Section 5(b) hereof.

(cc) “Stock Option” or “Option” means any option to purchase shares of Stock which is granted pursuant to the Plan.

(dd) “Subsidiary” means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto.

Section 2. Administration.

(a) The Plan shall be administered by the Board, or, at its discretion, the Committee.

(b) The Board or the Committee, as the case may be, shall have the authority to grant Awards pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below.

 (c) For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

(i)    to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, SARs, Restricted Stock and/or RSUs may be from time to time granted hereunder;

(ii)    to determine the Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock and/or RSUs or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

 (iii)  to determine the number of shares of Stock to be covered by each Award granted hereunder;

 (iv)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions); and

 (v)   to determine the terms and conditions under which Awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan.

 (d) Subject to Section 10 hereof, the Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any Award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

 (e) Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board’s or the Committee’s, as the case may be, sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Participants.

 (f) Subject to the provisions of the Plan, the Board or the Committee, as the case may be, may, in its sole discretion, from time to time delegate to the Chief Executive Officer of the Company (the “CEO”) the authority, subject to such terms as the Board or the Committee, as the case may be, to determine and designate from time to time the employees or other persons to whom Awards may be granted and to perform other specified functions under the Plan; provided, however, that at any time that the any securities issued by the Company are covered by a then-current registration statement under the 1933 Act, the CEO may not grant any Award to, or perform any function related to an Award to, himself or any individual (i) then subject to Section 16 of the Exchange Act, and any such grant or function relating to such individuals shall be performed solely by the Board or the Committee, as the case may be, to ensure compliance with the applicable requirements of the Exchange Act and the Code or (ii) where the grant or performance of such function by the CEO will cause the Plan not to comply with any applicable regulation of any securities exchange or automated quotation system where the Stock is listed for trading.

 (g) Any such delegation of authority by the Board or the Committee, as the case may be, shall be by a resolution adopted by the Board or the Committee, as the case may be, and shall specify all of the terms and conditions of the delegation. The resolution of the Board or the Committee, as the case may be, granting such authority may authorize the CEO to grant Awards pursuant to the Plan and may set forth the types of Awards that may be granted; provided, however, that the resolution shall (i) specify the maximum number of shares of Stock that may be awarded to any individual Participant and to all Participants during a specified period of time and (ii) specify the exercise price (or the method for determining the exercise price), if any, of an Award, the vesting schedule, and any other terms, conditions, or restrictions that may be imposed by the Board or the Committee, as the case may be, in its sole discretion. The resolution of the Board or the Committee, as the case may be, shall also require the CEO to provide the Board or the Committee, as the case may be, on at least a monthly basis, a report that identifies the Awards granted, the Awards granted pursuant to the delegated authority and, with respect to each Award: the name of the Participant, the date of grant of the award, the number of shares of Stock, the exercise price and period, if any, and the vesting provisions of such Award, the terms of such Awards, in all cases, being subject to the resolutions of the Board or the Committee, as the case may be, granting such authority.

 (h) The Board or the Committee, or the case may be, may also delegate to other officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan that are not inconsistent with Rule 16b-3 or other rules or regulations applicable to the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Board or the Committee, as the case may be.

 (i) No member of the Board or the Committee, and no employee of the Company shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Board or the Committee or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated. The Company shall indemnify members of the Committee and the Board and any agent of the Committee or the Board who is an employee of the Company or a Parent or Subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.

Section 3. Stock Subject to Plan.

 (a) Share Pool.  The total number of shares of Stock reserved and available for distribution under the Plan shall be 10,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 10,000,000 shares of Stock.

 (b) Adjustments to Share Pool.  If any shares of Stock that have been optioned cease to be subject to a Stock Option award for any reason (other than by issuance of such shares upon exercise of a Stock Option), or if any shares of Stock that are subject to any SAR, Restricted Stock or RSU award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan. Without limiting the foregoing, any shares of Stock subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such Award without having been exercised or settled.

(c) Change in Capitalization.  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding Awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any Award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(a)(ii)(K) below.  Any adjustments to outstanding Awards shall be consistent with section 409A or 424 of the Code, to the extent applicable.

Section 4. Eligibility.

 (a) Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an Award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary are eligible to be granted Awards under the Plan. In addition, Non-Qualified Stock Options and other Awards (but not Incentive Stock Options) may be granted under the Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

 (b) The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such Awards under the Plan. The grant of an Option or other Award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees. The grant of an Option or other Award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform (discretionary) basis.

Section 5. Stock Options and Stock Appreciation Rights.

(a) Stock Options.

 (i) Grant and Exercise. Stock Options granted under the Plan may be of two types: (A) Incentive Stock Options and (B) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option, including the exercise price.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

(ii)   Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(A) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of the grant and shall not be less than 100% (110% in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries (“10% Stockholder”)) of the Fair Market Value of the Stock at the time the Stock Option is granted.

(B)  Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

(C)  Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

(D) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the exercise price for the Stock Options exercised, which shall be in cash or, if provided in the Stock Option agreement referred to in Section 5(a)(ii)(L) below or otherwise provided by the Board, or Committee, as the case may be, either at or after the date of grant of the Stock Option, in whole shares of Stock which are already owned by the holder of the Option or partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. If permitted, payments of the exercise price and any tax required to be withheld by the Company in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in Section 5(a)(ii)(L) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Option, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 12(a) below.

(E) Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in Section 5(a)(ii)(L) below (which agreement may be amended, from time to time). Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee or his or her guardian or legal representative.

(F) Termination by Reason of Death. Subject to Section 5(a)(ii)(J) below, if an optionee’s employment by the Company or any Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(G) Termination by Reason of Disability. Subject to Section 5(a)(ii)(J) below, if an optionee’s employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(H) Termination by Reason of Retirement. Subject to Section 5(a)(ii)(J) below, if an optionee’s employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Non-Qualified Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee’s employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

(I)  Other Termination. Subject to the provisions of Section 12(h) below, and unless otherwise determined by the Board or Committee, as the case may be, at or after the time of grant, if an optionee’s employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or, in the case of a Non-Qualified Stock Option, Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of three months (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter. For purposes of the Plan, “Cause” shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, “Cause” shall also include any definition of “Cause” contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

(J)   Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an individual optionee during any calendar year (under all such plans of optionee’s employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

(K) Alternative Settlement of Option. If provided for, upon the receipt of written notice of exercise or otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any “window period” provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.

(L) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.  An Incentive Stock Option granted pursuant to the Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein.   A Non-Qualified Stock Option granted  to an Employee pursuant to the Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein.  A Non-Qualified Stock Option granted to a non-employee directors or consultants shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. At the time of the grant of a Stock Option, the Board or Committee may, in the Board or Committee’s sole discretion, amend or supplement any of the option terms contained in Appendix I, II or III hereof for any particular optionee, provided that with respect to an Incentive Stock Option, the Stock Option satisfies the requirements for an Incentive Stock Option set forth in the Code.

(b) SARs.

(i) Nature of Award.  Upon the exercise of a SAR, its holder will be entitled to receive an amount equal to the excess (if any) of: (A) the Fair Market Value of the Shares as to which the SAR is then being exercised, over (B) the Fair Market Value of those Shares as of the date the SAR was granted.  Such amount may be paid in either cash and/or Shares, as determined by the Board in its discretion.

 (ii) Terms and Conditions.  The Award Agreement evidencing any SAR will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

 (iii) Term of SAR.  Unless otherwise specified in the Award Agreement, the term of a SAR will be ten years.

(iv) Exercisability.  SARs will vest and become exercisable at such time or times and subject to such terms and conditions as will be determined by the Board at the time of grant.

(v) Method of Exercise.  Subject to the exercisability and termination provisions set forth herein and in the applicable Award Agreement, SARs may be exercised in whole or in part from time to time during their term by delivery of written notice to the Company specifying the portion of the SAR to be exercised.

(vi) Termination of Service.  Unless otherwise specified in the Award Agreement, SARs will be subject to the terms similar to the terms applicable to Options under Section 5(a)(ii) with respect exercise upon termination of service.

 (vii) Non-Transferability.  Except as may otherwise be specifically determined by the Board with respect to a particular SAR:

 (A)   SARs may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and

 (B) during the Participant’s lifetime, SARs will be exercisable only by the Participant (or, in the event of the Participant’s Disability, by his personal representative).

Section 6. Restricted Stock.

(a)   Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such Awards may be subject to forfeiture (the “Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

 (b)  Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(i)  Restricted Stock, when issued, shall be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, any certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Any such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

(ii)  Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. Unless the Board or the Committee, as the case may be, determines otherwise, the holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board or the Committee, as the case may be, may, in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board or the Committee, as the case may be, may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or the Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(iii)  Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

(iv) Restricted Stock Agreement.  Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.  A Restricted Stock award granted pursuant to the Plan shall be issued substantially in the form set forth in Appendix IV hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. At the time of the grant of Restricted Stock, the Board or Committee may, in the Board or Committee’s sole discretion, amend or supplement any of the terms contained in Appendix IV hereof for any particular Restricted Stock holder.

Section 7. Restricted Stock Units (RSUs).

(a)  Restricted stock units (RSUs) are Awards denominated in Stock that will be settled, subject to the terms and conditions of the RSUs, in an amount in cash, Stock, or both. The Board or the Committee, as the case may be, shall determine the eligible individuals to whom and the time or times at which grants of RSUs will be awarded, the number of shares in respect of which any granted RSUs shall relate, the conditions for vesting, the time or times within which such RSUs may be subject to forfeiture and any other terms and conditions of the RSUs, in addition to those contained in Section 7(ii).

(b)  RSUs shall be subject to the following terms and conditions and such other terms and conditions as are set forth in the Plan and the applicable award agreement or other document approved by the Committee: (1) the Board of the Committee, as the case may be, shall, prior to or at the time of grant, condition (A) the vesting of RSUs upon the continued service of the applicable Participant, or (B) the grant or vesting of RSUs upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant. The conditions for grant or vesting and the other provisions of RSUs (including without limitation any applicable performance targets) need not be the same with respect to each recipient. An Award of RSUs shall be settled as and when the RSUs vest, at a later time specified by the Board of the Committee, as the case may be, in the applicable award agreement, or, if the Board or Committee so permits, in accordance with an election of the Participant; and (2) subject to the provisions of the Plan and the applicable award agreement, during the period in which the RSUs are subject to vesting restrictions, if any, set by the Committee, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber RSUs.

(c) A Participant to whom RSUs are awarded shall have no rights as a stockholder with respect to the Stock represented by the RSUs unless and until Stock are actually delivered to the Participant in settlement thereof. Subject to Section 12(n), (i) cash dividends on the class or series of common stock that is the subject of the RSUs shall accrue either in cash or reinvestment in additional RSUs, as determined by the Board or the Committee, as the case may be, and be paid or delivered only to the extent the underlying RSU vests, and (ii) dividends payable in common stock shall accrue, assuming reinvestment in the form of additional RSUs, and be delivered only to the extent the underlying RSU vests.  Notwithstanding the immediately preceding sentence, if an adjustment to an Award of RSUs is made pursuant to Section 3 as a result of any dividend or distribution, no increase to such Award (by means of deemed reinvestment in additional RSUs) shall be made, and no dividend equivalents shall be paid, as described herein as a result of the same dividend or distribution.

(d)  RSU Agreement.  Each RSU award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.  An RSU award granted pursuant to the Plan shall be issued substantially in the form set forth in Appendix V hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. At the time of the grant of RSUs, the Board or Committee may, in the Board or Committee’s sole discretion, amend or supplement any of the terms contained in Appendix V hereof for any particular RSU holder.

Section 8.  Performance-Based Awards.

(a)  In General. Options, Restricted Stock awards and RSU awards may be granted as Performance-Based Awards.  The Performance Goals to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Board or Committee, as the case may be, at the time grant for each Performance-Based Award. The conditions for grant or vesting and the other provisions of Performance-Based Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient.

(b)  Performance Goals. The Board or the Committee, as the case may be, may use the following performance measures (either individually or in any combination) to set performance targets with respect to awards intended to qualify as Performance-Based Awards: revenue; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of revenues; inventory shrink; employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA adjusted for non-cash or non-recurring items; economic value-added models; comparisons with various stock market indices; achievement of technological or product development milestones; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Board or Committee may specify, which may include or exclude any or all of the following items as the Board or Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Board or Committee may specify.

Section 9. Change of Control Provisions.

(a)  A “Change of Control” shall be deemed to have occurred when:

(i)   any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors of the Company; or

(ii)  (A) the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a “Change of Control” shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

(b) In the event of a “Change of Control” as defined in Section 9(a) above, and unless otherwise provided in a grant agreement, employment agreement or other agreement between the Company and the Participant, Awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 9 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a “Change of Control”:

(i)   all outstanding Stock Options and SARs which have been outstanding for at least six months  shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option and SAR shall remain exercisable in full thereafter until it expires pursuant to its terms; and

(ii)   all restrictions and deferral limitations contained in Restricted Stock and RSU awards granted under the Plan shall lapse and the shares of stock subject to such awards shall be distributed to the Participant within thirty (30) days of the “Change of Control.” Notwithstanding the foregoing to the contrary, all restrictions and deferral limitations with respect to an Award to which Section 409A of the Code applies shall not lapse and no distribution made under this Section 9(b) unless the “Change of Control” qualifies as a 409A Change and such lapse and distribution does not cause adverse tax consequences under Section 409A of the Code.

(c)  Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Board or Committee shall specify otherwise in the applicable award agreement, the Board or Committee, as the case may be, is authorized (but not obligated) to make any of the following adjustments (or any combination thereof) in the terms and conditions of outstanding Awards: (a) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of equity, equity-based and/or cash awards with substantially the same terms for outstanding Awards (Subject to Section 9(b) above), including, in the case of Options, substitution by the surviving company or corporation or its parent of restricted stock or other equity in an amount equal to the intrinsic value of such Options; (c) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of such event; (d) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; and (e) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, Stock, other property or any combination thereof) as determined in the sole discretion of the Board or Committee, as the case may be, and which value (for example, in the case of Options that are not in the money) may be zero; provided, that, in the case of Options, (x) such fair value may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of shares of Stock subject to such Awards (or, if no such consideration is paid, the Fair Market Value of the Stock subject to such outstanding Awards or portion thereof being canceled) over the aggregate exercise price with respect to such Awards or the portion thereof being canceled (or if no such excess, zero), and (y) to the extent that the Options are not then vested, such excess may be paid in restricted stock or other equity, which may be subject to substantially the same vesting and/or forfeiture terms as such Options in an amount equal to the intrinsic value of such Options.

Section 10. Amendments and Termination.

The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Sections 3, 9 and 15 hereof, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the Participant without the Participant’s consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3. Moreover, no Stock Option previously granted under the Plan may be amended to reduce the exercise price of the Stock Option unless such amendment is approved by the Company’s stockholders.

Section 11. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a creditor of the Company.

Section 12. General Provisions.

(a)  The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option, SAR, Restricted Stock, RSU or other award under the Plan to represent to and agree with the Company in writing, among other things, that the optionee or Participant is acquiring the shares for investment without a view to distribution thereof.

(b) All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

(d) Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee or other service provider of the Company or any Parent or Subsidiary any right to continued employment or service with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or other service of any of its employees or other service providers at any time.

(e) No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any Option, SAR, Restricted Stock, RSU, or other award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the Participant’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant from the Company or the Participant’s employer (if not the Company) or any Parent or Subsidiary.

(f) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Georgia (without regard to choice of law provisions).

(g) Any Stock Option, SAR, Restricted Stock, RSU, or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

(h) Subject to the requirements of Section 409A of the Code if applicable, a leave of absence, unless otherwise determined by the Board or the Committee, as the case may be, prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option, SAR, Restricted Stock, or other awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

(i)  Except as otherwise expressly provided in the Plan or in any Stock Option agreement, SAR agreement, Restricted Stock agreement, or RSU agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

(j) The obligations of the Company with respect to all Stock Options, SARs, Restricted Stock, RSUs, and other awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

(k) If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

(l) The Board or the Committee, as the case may be, may terminate any Stock Option, SAR, Restricted Stock, RSU, or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or Participant for his or her execution.

(m) The grant of awards pursuant to the Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

(n)  Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of Stock with respect to dividends to Participants holding Awards of RSUs, or the adjustment of RSUs in respect of such dividends, shall only be permissible if sufficient Stock is available under Section 3 for such reinvestment or payment or the settlement of such Awards (taking into account then-outstanding Awards).

(o)  Awards granted hereunder are subject to any clawback policy that may be adopted by the Company from time to time or any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards, including, without limitation, recoupment requirements imposed pursuant to the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Section 304 of the Sarbanes-Oxley Act, or any regulations promulgated thereunder.

(p)  The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.

Section 13. Effective Date of Plan.

The Plan shall be effective on the date of its approval by the Company’s stockholders. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled.

Section 14. Term of Plan.

No Stock Option, SAR, Restricted Stock, or RSU shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

Section 15. Compliance With Section 409A of the Code.

(a) Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. If intended to satisfy the applicable requirements of Section 409A of the Code, an Award and the Plan, as applicable, shall be performed and interpreted consistent with such intent. If the Board or the Committee, as the case may be, determines in good faith that any provision of this Plan does not satisfy such requirements or could cause any person to recognize additional taxes, penalties or interest under Section 409A of the Code, the Board or the Committee, as the case may be, is empowered to modify, to the extent practicable, the original intent of the applicable provision without violation of Section 409A of the Code. In addition, notwithstanding any provision contained herein to the contrary, the Board or the Committee, as the case may be, shall have broad authority to amend or to modify the Plan, without advance notice to or consent by any person, to the extent necessary or desirable to ensure compliance with Section 409A of the Code. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A of the Code or other provision of the Code.

(b) If any provision of the Plan or an Award agreement contravenes any regulations or treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of the Plan or Award shall be deemed automatically modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code and the Board or the Committee, as the case may be, in its reasonable discretion, may take such actions as it determines to avoid contravention of Section 409A of the Code. Moreover, any discretionary authority that the Board or the Committee, as the case may be, may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority will contravene Section 409A of the Code or the treasury regulations or guidance promulgated thereunder.

(c)  Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Section 409A of the Code.

(d) Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Section 409A of the Code) prior to the first date that is at least six months after the employee’s separation of service to the extent such six-month delay in payment is required to comply with Section 409A of the Code. To the extent required to comply with Section 409A of the Code, a termination of employment shall not be deemed to have occurred for purposes of any payment or distribution upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A of the Code and accordingly, a reference to termination of employment, termination of service or like terms shall mean a “separation from service” as the context may require.

(e) The Board or the Committee, as the case may be, may adopt rules and procedures subject to the requirements of Section 409A of the Code to permit a Participant to defer the receipt of any of the cash or Stock to be received pursuant to an Award.

(f) In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a “change of control” shall be made only if the “change of control” is (1) one described in Section 9 and (2) one described in a 409A Change, and shall be paid consistent with the requirements of Section 409A of the Code. If any deferred compensation that would otherwise be payable by reason of a “change of control” cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A of the Code, as determined by the Board or the Committee, as the case may be.

APPENDIX I

INCENTIVE STOCK OPTION

To:
Name

Address

Date of Grant:  _____________________

You (“Optionee”) are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”), of Galaxy Next Generation, Inc., a Nevada corporation (the “Company”), at a price of $ ___ per share pursuant to the Company’s 2022 Equity Incentive Plan (the “Plan”).

This option shall terminate and is not exercisable after ten years from the date of its grant (the “Scheduled Termination Date”), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time.  On and after one year and prior to the last day of the fifth three-month interval from the date of grant, your option may be exercised for up to _________ % of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Beginning on the last day each succeeding three month interval from the date of grant, your option may be exercised for up to an additional __________ % of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Thus, this option is fully exercisable on and after _________ years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) (unless prohibited by the Board or Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company’s Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Board or Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b).  The use of the so-called “attestation procedure”) to exercise a stock option may be permitted by the Board or Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or any Parent or Subsidiary is terminated other than: (i)  by reason of Disability or death, in which case your option will terminate one year from the date of termination of employment due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for Cause or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your employment is terminated, as aforesaid (other than for the reasons stated in clause ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated.  If you are employed by any Parent or Subsidiary, your employment shall be deemed to have terminated on the date your employer ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary.  Your employment shall not be deemed to have terminated if you are transferred from the Company to any Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

If you die while employed by the Company or any Parent or Subsidiary, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your employment with the Company or  any Parent or Subsidiary is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

Notwithstanding the foregoing, the option, to the extent then not vested, shall expire and be forfeited immediately without any further action by or the Company upon the termination of your employment for any reason.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a Change of Control, the Board or the Committee, as the case may be, shall have the authority (but not the obligation) to take any of the actions described in Section 9(c) of the Plan in respect of this option.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)  Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b)  Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c)  During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)   Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Board or Committee) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee’s portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a)  You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b)  The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the legend shares under the Securities Act of 1933, as amended, and under any applicable state laws, and the availability of a current prospectus, or upon receipt of any opinion of counsel acceptable to the Company that such registration and current prospectus are no longer required.

The sole purpose of the agreements, warranties, representations, and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall, if possible, be an “Incentive Stock Option” as that term is used in Section 422(b) of the Code and the regulations thereunder.  In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an “Incentive Stock Option,” this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements if such conformity may be achieved by amendment.  To the extent that the number of shares subject to this option which are exercisable for the first time exceed the $100,000 limitation contained in Section 422(d) of the Code, this option will not be considered an Incentive Stock Option.

If shares of Common Stock acquired by exercise of this option are disposed of within two (2) years following the date of grant or one (1) year following the issuance of the shares to you (or any situation in which the option will be taxed as a non-qualified option), you shall, immediately prior to such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require .

Nothing herein shall modify your status as an at-will employee of the Company or any Parent or Subsidiary.  Further, nothing herein guarantees you employment for any specified period of time.  This means that either you or the Company or any Parent or Subsidiary may terminate your employment at any time for any reason, with or without cause, or for no reason.  You recognize that, for instance, you may terminate your employment or the Company or any Parent or Subsidiary may terminate your employment prior to the date on which your option becomes vested or exercisable.

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Company. If mailed, it should be addressed to  the Chief Financial Officer of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this option, or any provision of this option, the determination in good faith by the Board of Directors of the Company (as constituted at the time of such determination) of your rights as the Optionee shall be conclusive, final and binding upon you as the Optionee and upon any other person who shall assert any right pursuant to this option.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof.  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Georgia.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

[GALAXY NEXT GENERATION, INC.

By:

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan.  I hereby represent that I have read and understood the terms and conditions of the Plan and of this option.  I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option.  I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this option.  I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any Parent or Subsidiary with respect to option or stock grants.

Date: _____________
Signature of Optionee

Print Name

INCENTIVE  STOCK OPTION SUMMARY SHEET

Name of Optionee:  ______________________________________

Date of Grant:  __________________________________________

Number of Options:  _____________________________________

Vesting:  ___% after the lapse of one year from the Date of Grant, and then ___% after the lapse of each succeeding quarter until all Options are fully vested.  All Options will be fully vested on the ___th anniversary of the Date of Grant

APPENDIX II

NON-QUALIFIED STOCK OPTION FOR OFFICERS AND OTHER EMPLOYEES

To:
Name

Address

Date of Grant:  _____________________

You (“Optionee”) are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”), of  Galaxy Next Generation, Inc., a Nevada corporation (the “Company”), at a price of $ ___ per share pursuant to the Company’s  2022 Equity Incentive Plan (the “Plan”).

This option shall terminate and is not exercisable after ten years from the date of its grant (the “Scheduled Termination Date”), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time.  On and after one year and prior to the last day of the fifth three-month interval from the date of grant, your option may be exercised for up to _________ % of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Beginning on the last day each succeeding three month interval from the date of grant, your option may be exercised for up to an additional __________ % of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Thus, this option is fully exercisable on and after _________ years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) (unless prohibited by the Board or Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company’s Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Board or Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b).  The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Board or Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or  any Parent or Subsidiary is terminated other than: (i)  by reason of Disability or death, in which case your option will terminate one year from the date of termination of employment due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for Cause or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your employment is terminated, as aforesaid (other than for the reasons stated in clause ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated.  If you are employed by any Parent or Subsidiary, your employment shall be deemed to have terminated on the date your employer ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary.  Your employment shall not be deemed to have terminated if you are transferred from the Company to any Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

If you die while employed by the Company or any Parent or Subsidiary, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your employment with the Company or any Parent or Subsidiary is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

Notwithstanding the foregoing, the option, to the extent then not vested, shall expire and be forfeited immediately without any further action by or the Company upon the termination of your employment for any reason.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a Change of Control, the Board or the Committee, as the case may be, shall have the authority (but not the obligation) to take any of the actions described in Section 9(c) of the Plan in respect of this option.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)  Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b)  Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c)  During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)   Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Board or Committee) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee’s portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a) You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b) The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422(b) of the Code and the regulations thereunder.

Nothing herein shall modify your status as an at-will employee of the Company or any Parent or Subsidiary.  Further, nothing herein guarantees you employment for any specified period of time.  This means that either you or the Company or any Parent or Subsidiary may terminate your employment at any time for any reason, with or without cause, or for no reason.  You recognize that, for instance, you may terminate your employment or the Company or any Parent or Subsidiary may terminate your employment prior to the date on which your option becomes vested or exercisable.

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Company. If mailed, it should be addressed to the Chief Financial Officer of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this option, or any provision of this option, the determination in good faith by the Board of Directors of the Company (as constituted at the time of such determination) of your rights as the Optionee shall be conclusive, final and binding upon you as the Optionee and upon any other person who shall assert any right pursuant to this option.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof.  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan.  In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Georgia.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

GALAXY NEXT GENERATION, INC.

By:

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan.  I hereby represent that I have read and understood the terms and conditions of the Plan and of this option.  I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option.  I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this option.  I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any Parent or Subsidiary with respect to option or stock grants.

Date: _____________
Signature of Optionee

Print Name

NON-QUALIFIED STOCK OPTION SUMMARY SHEET

Name of Optionee:  ______________________________________

Date of Grant:  __________________________________________

Number of Options:  _____________________________________

Vesting:  ___% after the lapse of one year from the Date of Grant, and then ___% after the lapse of each succeeding quarter until all Options are fully vested.  All Options will be fully vested on the ___th anniversary of the Date of Grant

APPENDIX III

NON-QUALIFIED STOCK OPTION FOR DIRECTORS AND CONSULTANTS

To:
Name

Address

Date of Grant:  _____________________

You (“Optionee”) are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”), of Galaxy Next Generation, Inc., a Nevada corporation (the “Company”), at a price of $ ____ per share pursuant to the Company’s  2022 Equity Incentive Plan (the “Plan”).

This option shall terminate and is not exercisable after ten years from the date of its grant (the “Scheduled Termination Date”), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time.  On and after one year and prior to two years from the date of grant, your option may be exercised for up to _____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Each succeeding year thereafter your option may be exercised for up to an additional ____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances).  Thus, this option is fully exercisable on and after ________ years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) (unless prohibited by the Board or Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company’s Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Board or Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b).  The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Board or Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your directorship or consultancy by the Company or any Parent or Subsidiary is terminated other than by reason of (i) Disability or death, in which case your option will terminate one year from the date of termination of directorship or consultancy due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for Cause or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your directorship or consultancy is terminated, as aforesaid (other than for the reasons stated in clause (ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your directorship or consultancy terminated. Provided you are willing to continue your directorship or consultancy for the Company or a successor after a Change of Control at the same compensation you enjoyed immediately prior to such Change of Control, if your directorship or consultancy is involuntarily terminated without cause after a Change of Control, you may exercise this option for the number of shares you would have had a right to purchase on the date of such termination of your directorship or consultancy. If you are engaged by any Parent or Subsidiary, your directorship or consultancy shall be deemed to have terminated on the date such entity ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary.  Your directorship or consultancy shall not be deemed to have terminated if you are transferred from the Company to a Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

If you die while acting as a director of consultant of  the Company or any Parent or Subsidiary, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your directorship or consultancy with the Company or  any Parent or Subsidiary is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

Notwithstanding the foregoing, the option, to the extent then not vested, shall expire and be forfeited immediately without any further action by or the Company upon the termination of your directorship or consultancy with the Company or  any Parent or Subsidiary for any reason.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a Change of Control, the Board or the Committee, as the case may be, shall have the authority (but not the obligation) to take any of the actions described in Section 9(c) of the Plan in respect of this option.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)  Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b)  Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

 (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Board or Committee) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee’s portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a) You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b) The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422(b) of the Code and the regulations thereunder.

Nothing herein guarantees your term as a director of, or consultant to, the Company or any Parent or Subsidiary for any specified period of time.  This means that either you or the Company or any Parent or Subsidiary may terminate your directorship or consultancy at any time for any reason, with or without cause, or for no reason.  You recognize that, for instance, the Company or any Parent or Subsidiary may terminate your directorship or consultancy with the Company or any Parent or Subsidiary prior to the date on which your option becomes vested or exercisable.

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Company. If mailed, it should be addressed to the Chief Financial Officer of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this option, or any provision of this option, the determination in good faith by the Board of Directors of the Company (as constituted at the time of such determination) of your rights as the Optionee shall be conclusive, final and binding upon you as the Optionee and upon any other person who shall assert any right pursuant to this option.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof.  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan.  In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Georgia.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

GALAXY NEXT GENERATION, INC.

By:

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan.  I hereby represent that I have read and understood the terms and conditions of the Plan and of this option.  I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option.  I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this option.  I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any Parent or Subsidiary with respect to option or Stock grants.

Date: _____________
Signature of Optionee

Print Name

NON-QUALIFIED STOCK OPTION SUMMARY SHEET

Name of Optionee:______________________________________

Date of Grant: __________________________________________

Number of Options:_____________________________________

Vesting:  ___% after the lapse of one year from the Date of Grant, and then ___% after the lapse of each succeeding quarter until all Options are fully vested.  All Options will be fully vested on the ___th anniversary of the Date of Grant

APPENDIX IV

RESTRICTED STOCK AGREEMENT

To:

Date of Award:

You are hereby awarded, effective as of the date hereof (the “Award Date”), _________ shares (the “Shares”) of common stock (“Common Stock”), of Galaxy Next Generation, Inc., a Nevada corporation (the “Company”), pursuant to the Company’s 2022 Equity Incentive Plan (the “Plan”), subject to certain restrictions specified below in Restrictions and Forfeiture. (While subject to the Restrictions, this Agreement refers to the Shares as “Restricted Shares”).

During the period commencing on the Award Date and terminating on ________________ (the “Restricted Period”), except as otherwise provided herein, the Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered and are subject to forfeiture (the “Restrictions”).

Except as set forth below, the Restricted Period with respect to the Shares will lapse in accordance with the vesting schedule set forth below (the “Vesting Schedule”).  Subject to the restrictions set forth in the Plan, the Board or Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the Restrictions shall lapse with respect to any Shares subject thereto, or to remove any or all of such Restrictions, whenever the Board or Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws, or other changes in circumstances occurring after the commencement of the Restricted Period.

In addition to the terms, conditions, and restrictions set forth in the Plan, the following terms, conditions, and restrictions apply to the Restricted Shares:

Restrictions and Forfeiture

You may not sell, assign, pledge, encumber, or otherwise transfer any interest in the Restricted Shares until the dates set forth in the Vesting Schedule, at which point the Restricted Shares will be referred to as “ Vested.“

Vesting Schedule

Assuming you provide Continuous Service (as defined herein) as an employee of the Company or any Parent or Subsidiary of the Company, all Restrictions will lapse on the Restricted Shares on the Vesting date or Vesting dates set forth in the schedule below for the applicable grant of Restricted Shares and they will become Vested.

Vesting Schedule
Vesting Date	Number of Restricted Shares that Vest

Continuous Service

“Continuous Service,” as used herein, means the absence of any interruption or termination of your service as an employee of the Company or any Parent or Subsidiary.  If you are employed by a Parent or Subsidiary, your employment shall be deemed to have terminated on the date your employer ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary.  Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or any then Parent or Subsidiary.  Your employment shall not be deemed to have terminated if you are transferred from the Company to any Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

Share Certificates

The Company will issue a certificate (or certificates) in your name with respect to the Shares, and will hold such certificate (or certificates) on deposit for your account until the expiration of the Restricted Period with respect to the Shares represented thereby.  Such certificate (or certificates) will contain the following restrictive legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2022 Equity Incentive Plan of the Company, copies of which are on file in the office of the Secretary of the Company.”

Additional Conditions to Issuance of Stock Certificates	You will not receive the certificates representing the Restricted Shares unless and until the Company has received a stock power or stock powers in favor of the Company executed by you.

Voting Rights	Prior to vesting, you will have no voting rights with respect to any Restricted Shares that have not Vested.

Cash Dividends

Cash dividends, if any, paid on the Restricted Shares shall be held by the Company for your account and paid to you upon the expiration of the Restricted Period, except as otherwise determined by the Board or Committee.  All such withheld dividends shall not earn interest, except as otherwise determined by the Board or Committee.  You will not receive withheld cash dividends on any Restricted Shares which are forfeited and all such cash dividends shall be forfeited along with the Restricted Shares which are forfeited.

Tax Withholding

Unless you make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pay taxes in accordance with that election, you will be taxed on the Shares as they become Vested and must arrange to pay the taxes on this income. If the Board or Committee so determines, arrangements for paying the taxes may include your surrendering Shares that otherwise would be released to you upon becoming Vested or your surrendering Shares you already own. The fair market value of the Shares you surrender, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes.

The Company shall have the right to withhold from your compensation an amount sufficient to fulfill its or its Parent’s or Subsidiary’s obligations for any applicable withholding and employment taxes.  Alternatively, the Company may require you to pay to the Company the amount of any taxes which the Company is required to withhold with respect to the Shares, or, in lieu thereof, to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld.  The Company may withhold from any cash dividends paid on the Restricted Shares an amount sufficient to cover taxes owed as a result of the dividend payment.  The Company’s method of satisfying its withholding obligations shall be solely in the discretion of the Board or Committee, subject to applicable federal, state, local and foreign laws.  The Company shall have a lien and security interest in the Shares and any accumulated dividends to secure your obligations hereunder.

Tax Representations	You hereby represent and warrant to the Company as follows:

(a)  You have reviewed with your own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  You are relying solely on such advisors and not on any statements or representations of the Company or any of its employees or agents.

(b)  You understand that you (and not the Company) shall be responsible for your own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.  You understand that Section 83 of the Code taxes (as ordinary income) the fair market value of the Shares as of the date any “restrictions” on the Shares lapse.  To the extent that an award hereunder is not otherwise an exempt transaction for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), with respect to officers, directors and 10% shareholders subject to Section 16 of the 1934 Act, a “restriction” on the Shares includes for these purposes the period after the award of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the 1934 Act.  Alternatively, you understand that you may elect to be taxed at the time the Shares are awarded rather than when the restrictions on the Shares lapse, or the Section 16(b) period expires, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of the award.

YOU HEREBY ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION AVAILABLE TO YOU UNDER SECTION 83(B) OF THE CODE, EVEN IF YOU REQUEST THAT THE COMPANY OR ITS REPRESENTATIVES MAKE THIS FILING ON YOUR BEHALF.

Securities Law Representations

The following two paragraphs shall be applicable if, on the date of issuance of the Restricted Shares, no registration statement and current prospectus under the Securities Act of 1933, as amended (the “1933 Act”), covers the Shares, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a) You hereby agree, warrant and represent that you will acquire the Shares to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Shares to be issued hereunder without an effective registration statement under the 1933 Act, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b) The certificates for Shares to be issued to you hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

Stock Dividend, Stock Split and Similar Capital Changes

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this Agreement shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.  Any shares of Common Stock or other securities received, as a result of the foregoing, by you with respect to the Restricted Shares shall be subject to the same restrictions as the Restricted Shares, the certificate or other instruments evidencing such shares of Common Stock or other securities shall be legended and deposited with the Company as provided above with respect to the Restricted Shares, and any cash dividends received with respect to such shares of Common Stock or other securities shall be accumulated as provided above with respect to the Restricted Shares.

Non-Transferability	Restricted Shares are not transferable.

No Effect on Employment

Except as otherwise provided in your Employment Agreement [IF APPLICABLE], dated _____________________, nothing herein shall modify your status as an at-will employee of the Company or any Parent or Subsidiary.  Further, nothing herein guarantees you employment for any specified period of time.  This means that, except as provided in the Employment Agreement, either you or the Company or any Parent or Subsidiary may terminate your employment at any time for any reason, with or without cause, or for no reason.  You recognize that, for instance, you may terminate your employment or the Company or any Parent or Subsidiary may terminate your employment prior to the date on which your Shares become vested.

No Effect on Corporate Authority

You understand and agree that the existence of this Agreement will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preferences ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Questions or Controversies

In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Agreement, or any provision of this Agreement, the determination in good faith by the Board or the Committee (as constituted at the time of such determination) of your rights under this Agreement shall be conclusive, final and binding upon you and upon any other person who shall assert any right pursuant to this Agreement.

Governing Law	The laws of the State of Georgia will govern all matters relating to this Agreement, without regard to the principles of conflict of laws.

Notices

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Chief Financial Officer of the Company. If mailed, it should be addressed to the Chief Financial Officer   of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

Agreement Subject to Plan; Entire Agreement

This Agreement shall be subject to the terms of the Plan in effect on the date hereof, which terms are hereby incorporated herein by reference and made a part hereof.  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan. This Agreement constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this Agreement, in whole or in part, shall be binding upon the Company unless in writing and signed by the Chief Executive Officer of the Company

Conflicting Terms	Wherever a conflict may arise between the terms of this Agreement and the terms of the Plan in effect on the date hereof, the terms of the Plan will control.

Please sign the copy of this Restricted Stock Agreement and return it to the Chief Financial Officer, thereby indicating your understanding of, and agreement with, its terms and conditions.

GALAXY NEXT GENERATION, INC.

By:

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan.  I hereby represent that I have read and understood the terms and conditions of the Plan and of the Restricted Stock Agreement.  I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of the Restricted Stock Agreement.  I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this Restricted Stock Agreement.  I accept this Restricted Stock Agreement in full satisfaction of any previous written or oral promise made to me by the Company or any Parent or Subsidiary with respect to option or stock grants.

Date: ____________________

ADDRESS

RESTRICTED STOCK GRANT SUMMARY SHEET

Name of Participant:  ______________________________________

Date of Grant:  __________________________________________

Number of Shares of Restricted Stock:  _____________________________________

Vesting: [ ]

APPENDIX V

RESTRICTED STOCK UNIT AGREEMENT

To:

Date of Award:

You are hereby awarded, effective as of the date hereof (the “Award Date”), _________ Restricted Stock Units (the “RSUs”) with respect to shares of the common stock (“Common Stock”) of Galaxy Next Generation, Inc., a Nevada corporation (the “Company”), pursuant to the Company’s 2022 Equity Incentive Plan (the “Plan”), subject to certain restrictions specified below in Restrictions and Forfeiture.

Each RSU represents the right to receive one share of Common Stock to be issued and delivered when the underlying RSU vests.  Except as set forth below, the RSUs will vest in accordance with the vesting schedule set forth below (the “Vesting Schedule”).  Subject to the restrictions set forth in the Plan, the Board or Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the RSUs shall vest whenever the Board or Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws, or other changes in circumstances occurring after the Award Date.

In addition to the terms, conditions, and restrictions set forth in the Plan, the following terms, conditions, and restrictions apply to the Restricted Shares:

Delivery Date

Vested RSUs will be settled by delivery of shares of Common Stock. As soon as practicable after vesting (but in no event later than 75 days thereafter), the number of shares of Common Stock underlying the vested RSUs (minus any withholding for taxes) shall be delivered to you. If you die before any payment due hereunder is made, such delivery shall be made to your beneficiary. Once delivery of a share of Common Stock has been made with respect to an RSU, the RSU shall be canceled.

Vesting Schedule

Assuming you provide Continuous Service (as defined herein) as an employee of the Company or any Parent or Subsidiary of the Company through the applicable vesting date, the RSUs shall vest as set forth in the schedule below.

Vesting Schedule
Vesting Date	Number of Restricted Stock Units that Vest

Continuous Service

“Continuous Service,” as used herein, means the absence of any interruption or termination of your service as an employee of the Company or any Parent or Subsidiary.  If you are employed by a Parent or Subsidiary, your employment shall be deemed to have terminated on the date your employer ceases to be a Parent or Subsidiary, unless you are on that date transferred to the Company or another Parent or Subsidiary.  Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or any then Parent or Subsidiary.  Your employment shall not be deemed to have terminated if you are transferred from the Company to any Parent or Subsidiary, or vice versa, or from one Subsidiary to another Subsidiary.

Share Certificates

The Company will issue a certificate (or certificates) in your name with respect to the shares of Common Stock delivered in settlement of RSUs hereunder.  Such certificate (or certificates) will contain the following restrictive legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2022 Equity Incentive Plan of the Company, copies of which are on file in the office of the Secretary of the Company.”

Additional Conditions to Issuance of Stock Certificates	You will not receive the certificates representing the settled RSUs unless and until the Company has received a stock power or stock powers in favor of the Company executed by you.

Stockholder Rights

Neither you nor any person claiming under or through you shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock deliverable hereunder unless and until certificates representing such shares have been issued and recorded on the books and records of the Company or its transfer agents or registrars, and delivered to you (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, you shall have all the rights of a stockholder of the Company, including with respect to the right to vote the shares and the right to receive any cash or share dividends or other distributions paid to or made with respect to such shares.

Cash Dividends

Cash dividends, if any, paid on the shares of Common Stock underlying RSUs shall be held by the Company for your account and paid to you upon vesting of the underlying RSU, except as otherwise determined by the Board or Committee.  All such withheld dividends shall not earn interest, except as otherwise determined by the Board or Committee.  You will not receive withheld cash dividends on any shares of Common Stock underlying RSUs that are forfeited and all such cash dividends shall be forfeited along with the RSUs that are forfeited.

Tax Withholding

You will be taxed on the shares of Common Stock underlying RSUs as the RSUs become vested and you must arrange to pay the taxes on this income. If the Board or Committee so determines, arrangements for paying the taxes may include your surrendering shares of Common Stock that otherwise would be delivered to you upon vesting of the underlying RSUs or your surrendering shares of Common Stock you already own. The fair market value of the shares of Common Stock you surrender, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes.

The Company shall have the right to withhold from your compensation an amount sufficient to fulfill its or its Parent’s or Subsidiary’s obligations for any applicable withholding and employment taxes.  Alternatively, the Company may require you to pay to the Company the amount of any taxes which the Company is required to withhold with respect to the shares of Common Stock deliverable in respect of vested RSUs or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Common Stock underlying vested RSUs to cover the amount required to be withheld.  The Company may withhold from any cash dividends paid on the shares of Common Stock underlying vested RSUs an amount sufficient to cover taxes owed as a result of the dividend payment.  The Company’s method of satisfying its withholding obligations shall be solely in the discretion of the Board or Committee, subject to applicable federal, state, local and foreign laws.  The Company shall have a lien and security interest in the shares of Common Stock underlying RSUs and any accumulated dividends to secure your obligations hereunder.

Tax Representations	You hereby represent and warrant to the Company as follows:

(a)  You have reviewed with your own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  You are relying solely on such advisors and not on any statements or representations of the Company or any of its employees or agents.

(b) You understand that you (and not the Company) shall be responsible for your own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

Securities Law Representations

The following two paragraphs shall be applicable if, on the date of delivery of the shares of Common Stock, no registration statement and current prospectus under the Securities Act of 1933, as amended (the “1933 Act”), covers the Shares, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a)  You hereby agree, warrant and represent that you will acquire the shares of Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such shares to be issued hereunder without an effective registration statement under the 1933 Act, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b) The certificates for shares of Common Stock to be delivered to you hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

Stock Dividend, Stock Split and Similar Capital Changes

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board or Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this Agreement shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board or Committee, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.  Any shares of Common Stock or other securities received, as a result of the foregoing, by you with respect to the RSUs shall be subject to the same restrictions as the RSUs, the certificate or other instruments evidencing such shares of Common Stock or other securities shall be legended and deposited with the Company as provided above with respect to the RSUs, and any cash dividends received with respect to such shares of Common Stock or other securities shall be accumulated as provided above with respect to the RSUs.

Change of Control

In the event of a Change of Control, the Board or the Committee, as the case may be, shall have the authority (but not the obligation) to take any of the actions described in Section 9(c) of the Plan in respect of the RSUs.

Non-Transferability	RSUs are not transferable.

No Effect on Employment

Except as otherwise provided in your Employment Agreement [IF APPLICABLE], dated _____________________, nothing herein shall modify your status as an at-will employee of the Company or any Parent or Subsidiary.  Further, nothing herein guarantees you employment for any specified period of time.  This means that, except as provided in the Employment Agreement, either you or the Company or any Parent or Subsidiary may terminate your employment at any time for any reason, with or without cause, or for no reason.  You recognize that, for instance, you may terminate your employment or the Company or any Parent or Subsidiary may terminate your employment prior to the date on which your Shares become vested.

No Effect on Corporate Authority

You understand and agree that the existence of this Agreement will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preferences ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Questions or Controversies

In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Agreement, or any provision of this Agreement, the determination in good faith by the Board or the Committee (as constituted at the time of such determination) of your rights under this Agreement shall be conclusive, final and binding upon you and upon any other person who shall assert any right pursuant to this Agreement.

Governing Law	The laws of the State of Georgia will govern all matters relating to this Agreement, without regard to the principles of conflict of laws.

Notices

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the Chief Financial Officer of the Company. If mailed, it should be addressed to the Chief Financial Officer   of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

Agreement Subject to Plan; Entire Agreement

This Agreement shall be subject to the terms of the Plan in effect on the date hereof, which terms are hereby incorporated herein by reference and made a part hereof.  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan. This Agreement constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this Agreement, in whole or in part, shall be binding upon the Company unless in writing and signed by the Chief Executive Officer of the Company

Conflicting Terms	Wherever a conflict may arise between the terms of this Agreement and the terms of the Plan in effect on the date hereof, the terms of the Plan will control.

Please sign the copy of this Restricted Stock Unit Agreement and return it to the Chief Financial Officer, thereby indicating your understanding of, and agreement with, its terms and conditions.

GALAXY NEXT GENERATION, INC.

By:

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan.  I hereby represent that I have read and understood the terms and conditions of the Plan and of the Restricted Stock Unit Agreement.  I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of the Restricted Stock Unit Agreement.  I agree to accept as binding, conclusive, and final all decisions or interpretations of the Board or Committee concerning any questions arising under the Plan with respect to this Restricted Stock Unit Agreement.  I accept this Restricted Stock Unit Agreement in full satisfaction of any previous written or oral promise made to me by the Company or any Parent or Subsidiary with respect to option or stock grants.

Date: ____________________

ADDRESS

RESTRICTED STOCK UNIT GRANT SUMMARY SHEET

Name of Participant:  ______________________________________

Date of Grant:  __________________________________________

Number of Restricted Stock Units:  _____________________________________

Vesting: [ ]

ANNEX B

GALAXY NEXT GENERATION, INC.

2022 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose.

GALAXY NEXT GENERATION, INC., a Nevada corporation, hereby adopts the Galaxy Next Generation, Inc. 2022 Employee Stock Purchase Plan (the “Plan”).  The Plan is intended to encourage and facilitate the purchase of shares of common stock of Galaxy Next Generation, Inc. (the “Company”) by Eligible Employees of the Company and any Participating Companies, thereby providing such Eligible Employees with a personal stake in the Company and a long-range inducement to remain in the employ of the Company and Participating Companies.  It is the intention of the Company that the Plan qualify as an “employee stock purchase plan” within the meaning of section 423 of the Code.

2. Definitions.

(a) “Account” means a bookkeeping account established by the Committee on behalf of a Participant to hold Payroll Deductions.

(b) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.  For purposes of this definition, the term “control,” including its correlative terms “controlled by” and “under common control with,” mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(c) “Board” means the Board of Directors of the Company.

(d) “Brokerage Account” means the brokerage account established under the Plan by the Company for each Participant, to which Shares purchased under the Plan shall be credited.

(e) “Change of Control” means the occurrence of any of the following events:

(iv) any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors of the Company; or

(v) (A) the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a “Change of Control” shall not be deemed to have taken place if beneficial ownership is acquired (i) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (ii) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means the Compensation Committee of the Board, if established, or any other committee of the Board which the Board may designate, consisting of two or more members of the Board each of whom shall meet the requirements set forth in any law, rule or regulation applicable to the Plan hereinafter enacted; provided, however, that with respect to any Award that is intended to satisfy the requirements of Rule 16b-3, such Award shall be granted and administered by a committee of the Board consisting of at least such number of directors as are required from time to time by Rule 16b-3, and each such committee member shall meet such qualifications as are required by Rule 16b-3; provided, further, that in the event the Stock is listed for trading on any securities exchange or national securities association, each such committee member shall meet the definition of an “independent director” under the listing rules of such securities exchange or national securities association.

(h) “Company” means Galaxy Next Generation, Inc., a Nevada corporation, including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

(i) “Compensation” means an Eligible Employee’s wages as reported on Form W-2 (i.e., wages as defined in section 3401(a) of the Code and all other payments of compensation for which the Participating Company is required to furnish the employee a written statement under sections 6041(d) and 6051(a)(3) of the Code), in each case reduced by reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, and welfare benefits, but including salary reduction contributions and elective contributions to welfare benefit plans and retirement plans that are not includible in gross income in the jurisdiction where the Eligible Employee is resident.

(j) “Effective Date” means November 1, 2022, with quarterly periods beginning January 1, 2023

(k)  “Election Form” means the written or electronic form acceptable to the Committee which an Eligible Employee shall use to make an election to purchase Shares through Payroll Deductions pursuant to the Plan.

(l) “Eligible Employee” means an Employee who is not an Ineligible Employee.

(m) “Eligible Employer” means the Company and any subsidiary of the Company, within the meaning of section 424(f) of the Code.

(n) “Employee” means a person who is an employee of a Participating Company.

(o)  “Fair Market Value.”

(iv) If Shares are listed on a stock exchange, Fair Market Value shall be determined based on the closing price of a share on the principal exchange on which shares are listed on the date of determination, or if such date is not a trading day, the next trading date.

(v) If Shares are not so listed, but trades of shares are reported on the Nasdaq National Market, Fair Market Value shall be determined based on the closing price of a share on the Nasdaq National Market on the date of determination, or if such date is not a trading day, the next trading date.

(vi) If Shares are quoted in the over-the counter market, Fair Market Value shall be determined based on the last closing price of a share as reported by OTC Markets Group on the date of determination, or if such date is not a trading day, the next trading date.

(vii) If shares of Stock are not so listed nor trades of shares so reported, Fair Market Value shall be determined by the Committee in good faith.

(p) “Five Percent Owner” means an Employee who, with respect to a Participating Company, is described in section 423(b)(3) of the Code.

(q) “Galaxy Next Group” means the Company and any Affiliate of the Company.

(r) “Ineligible Employee” means an Employee who, as of an Offering Commencement Date:

(iv) is a Five Percent Owner;

(v) has been continuously employed by the Galaxy Next Group on a full-time basis for less than two years;

(vi) is customarily employed by the Galaxy Next Group for 20 hours or less per week;

(vii) is customarily employed by the Galaxy Next Group for not more than five months in any calendar year; or

(viii) is restricted from participating under Paragraph 3(b).

(s) “Offering” means an offering of Shares by the Company to Eligible Employees pursuant to the Plan.

(t) “Offering Commencement Date” means the first day of each quarter and beginning on or after Offerings are authorized by the Board or the Committee, until the Plan Termination Date, provided that the first Offering Commencement Date shall be January 1, 2023.

(u) “Offering Period” means the period extending from an Offering Commencement Date through the following Offering Termination Date.

(v) “Offering Termination Date” means the last day of each June and December following an Offering Commencement Date, or such other Offering Termination Date established in connection with a Terminating Event.

(w) “Participant” means an Eligible Employee who has timely delivered an Election Form to the Committee in accordance with procedures established by the Committee.

(x) “Participating Company” means each Eligible Employer that is a domestic subsidiary of the Company, and each other Eligible Employer listed on Exhibit A to the Plan.

(y) “Payroll Deductions” means amounts withheld from a Participant’s Compensation pursuant to the Plan, as described in Paragraph 5.

(z) “Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization.

(aa) “Plan” means the Galaxy Next Generation, Inc. 2022 Employee Stock Purchase Plan, as set forth in this document, and as may be amended from time to time.

(bb) “Plan Termination Date” means the earlier of:

(iv) the Offering Termination Date for the Offering in which the maximum number of Shares specified in Paragraph 9 have been issued pursuant to the Plan; or

(v) the date as of which the Board or the Committee chooses to terminate the Plan as provided in Paragraph 14.

(cc) “Purchase Price” means 85 percent of the lesser of: (1) the Fair Market Value per Share on the Offering Commencement Date, or if such date is not a trading day, then on the next trading day thereafter or (2) the Fair Market Value per Share on the Offering Termination Date, or if such date is not a trading day, then on the trading day immediately preceding the Offering Termination Date.

(dd) “Shares” means shares of Galaxy Next Generation, Inc. common stock, par value $0.0001 per share.

(ee) “Successor-in-Interest” means the Participant’s executor or administrator, or such other person or entity to which the Participant’s rights under the Plan shall have passed by will or the laws of descent and distribution.

(ff) “Terminating Event” means any of the following events:

(iv) the liquidation of the Company; or

(v) a Change of Control.

(gg) “Third Party” means any Person, together with such Person’s Affiliates, provided that the term “Third Party” shall not include the Company or an Affiliate of the Company.

(hh) “Termination Form” means the written or electronic form acceptable to the Committee which an Employee shall use to discontinue participation during an Offering Period pursuant to Paragraph 7(b).

3. Eligibility and Participation.

(a) Eligibility.  Except to the extent participation is restricted under Paragraph 3(b), each Eligible Employee shall be eligible to participate in the Plan.

(b) Restrictions on Participation.  Notwithstanding any provisions of the Plan to the contrary, no Employee shall be eligible to purchase Shares in an Offering to the extent that:

(iv) immediately after the purchase of Shares, such Employee would be a Five Percent Owner; or

(v) a purchase of Shares would permit such Employee’s rights to purchase stock under all employee stock purchase plans of the Participating Companies which meet the requirements of section 423(b) of the Code to accrue at a rate which exceeds $25,000 in fair market value (as determined pursuant to section 423(b)(8) of the Code) for each calendar year in which such right to purchase Shares is outstanding.

(c) Commencement of Participation.  An Eligible Employee shall become a Participant by completing an Election Form and filing it with the Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for the first Offering to which such Election Form applies.  Payroll Deductions for a Participant shall commence on first payroll period ending after the applicable Offering Commencement Date when his or her authorization for Payroll Deductions becomes effective, and shall end on the Plan Termination Date, unless sooner terminated by the Participant pursuant to Paragraph 7(b).

4. Shares Per Offering.

The Plan shall be implemented by a series of Offerings that shall commence after Offerings have been authorized by the Board or the Committee, and terminate on the Plan Termination Date.  Offerings shall be made with respect to Compensation accumulated during each Offering Period for the period commencing with the first day of the first Offering Period (when such Offering Period is authorized by the Board or the Committee) and ending with the Plan Termination Date.  Shares available for any Offering shall be the difference between the maximum number of Shares that may be issued under the Plan, as determined pursuant to Paragraph 9(a), for all of the Offerings, less the actual number of Shares purchased by Participants pursuant to prior Offerings, provided that the maximum number of Shares subject to purchase by any Participant for any calendar year shall not exceed 150,000.  If the total number of Shares subject to purchase under the Plan on any Offering Termination Date exceeds the maximum number of Shares available, the Board or the Committee shall make a pro rata allocation of Shares available for delivery and distribution in as nearly a uniform manner as practicable, and as it shall determine to be fair and equitable, and the unapplied Account balances shall be returned to Participants as soon as practicable following the Offering Termination Date.

5. Payroll Deductions.

(a) Amount of Payroll Deductions.  On the Election Form, an Eligible Employee may elect to have Payroll Deductions of not more than 15 percent of Compensation earned for each payroll period ending within the Offering Period, subject to the limitation that the maximum amount of Payroll Deductions for any Eligible Employee for any calendar year shall not exceed $21,250.  The rules established by the Committee regarding Payroll Deductions, as reflected on the Election Form, shall be consistent with section 423(b)(5) of the Code.

(b) Participants’ Accounts.  All Payroll Deductions with respect to a Participant pursuant to Paragraph 5(a) shall be credited to the Participant’s Account under the Plan.

(c) Changes in Payroll Deductions.  A Participant may discontinue Payroll Deductions during an Offering Period by providing a Termination Form to the Committee at any time before the Offering Termination Date applicable to any Offering.  No other change can be made during an Offering, including, but not limited to, changes in the amount of Payroll Deductions for such Offering.  A Participant may change the amount of Payroll Deductions for subsequent Offerings by giving written notice (or notice in another form pursuant to procedures established by the Committee) of such change to the Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for the Offering for which such change is effective.

6. Purchase of Shares.

(a) In General.  On each Offering Termination Date, each Participant shall be allocated a number of whole Shares equal to the quotient obtained by dividing the balance credited to the Participant’s Account as of the Offering Termination Date, by the Purchase Price, rounded to the next lowest whole Share.  Purchase of Shares by a Participant under the Plan shall be effective upon credit of such Shares to the Participant’s Brokerage Account which shall be made as soon as practicable following the Offering Termination Date.  Participants who receive their Compensation in currency other than U.S. dollars shall have their accumulated Payroll Deductions converted to U.S. dollars on the Offering Termination Date for the purpose of determining the number of Shares that shall be purchased on the Offering Termination Date, based on the currency conversion table as determined by the Committee on a uniform and nondiscriminatory basis.

(b) Terminating Events.  The Company shall give Participants at least 30 days’ notice (or, if not practicable, such shorter notice as may be reasonably practicable) prior to the anticipated date of the consummation of a Terminating Event.  The 20th day following the issuance of such notice by the Company (or such earlier date as the Board or the Committee may reasonably determine) shall constitute the Offering Termination Date for any outstanding Offering.

(c) Fractional Shares and Participant Refunds.  Fractional Shares shall not be issued under the Plan.  Amounts credited to an Account remaining after the application of such Account to the purchase of Shares for any Offering Period, including amounts that remain credited to an Account after the application of Paragraph 3(b)(2), shall be:

(iv) used to satisfy all federal, state, provincial, city, municipal and other taxes as the Participating Companies shall determine are required to be withheld by them in connection with the Participant’s purchase of Shares pursuant to the Offering;

(v) credited to the Participant’s Account for the next succeeding Offering, provided that the Participant continues to be an Eligible Employee and elects to participate in such next succeeding Offering; or

(vi) returned to the Participant as soon as practicable following the Offering Termination Date, without interest, if the Participant is not an Eligible Employee for the next succeeding Offering, or if the Participant fails to elect to participate in such next succeeding Offering.

(d) Transferability of Rights to Purchase Shares.  No right to purchase Shares pursuant to the Plan shall be transferable other than by will or by the laws of descent and distribution, and no such right to purchase Shares pursuant to the Plan shall be exercisable during the Participant’s lifetime other than by the Participant.

7. Termination of Participation.

(a) Account.  Except as provided in Paragraph 7(c), no amounts shall be distributed from Participants’ Accounts during an Offering Period.

(b) Suspension of Participation.  A Participant may discontinue Payroll Deductions during an Offering Period by providing a Termination Form to the Committee at any time before the Offering Termination Date applicable to any Offering, provided that a Participant’s Payroll Deductions shall be discontinued to the extent required in connection with a Participant’s hardship withdrawal under the rules of any qualified defined contribution in which a Participating Company is a participating employer or any other plan, program or arrangement pursuant to which discontinuance of contributions to the Plan may be required in connection with a Participant’s hardship withdrawal.  All amounts credited to such Participant’s Account shall be applied to the purchase of Shares pursuant to Paragraph 6.  A Participant who discontinues Payroll Deductions during an Offering Period by providing a Termination Form shall be eligible to participate in the Offering next following the date on which the Participant delivers the Termination Form to the Committee.  A Participant whose Payroll Deductions are suspended during an Offering Period because of a hardship withdrawal under the rules of any plan, program or arrangement pursuant to which discontinuance of contributions to the Plan may be required in connection with a Participant’s hardship withdrawal shall automatically resume Payroll Deductions at the rate in effect immediately before the suspension for the next Offering Period that commences after the conclusion of the suspension, unless the Participant elects otherwise.

(c) Termination of Employment. Upon termination of a Participant’s employment for any reason, all amounts credited to such Participant’s Account shall be returned to the Participant, or, following the Participant’s death, to the Participant’s Successor-in-Interest.

8. Interest.

No interest shall be paid or allowed with respect to Payroll Deductions paid into the Plan or credited to any Participant’s Account.

9. Shares.

(a) Maximum Number of Shares; Adjustments.  Subject to adjustment as provided in this Paragraph 9, not more than 15,000,000 Shares in the aggregate may be issued pursuant to the Plan pursuant to Offerings under the Plan.  Shares issued pursuant to the Plan shall be Shares originally issued for such purpose.  In the event that Shares are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, whether through merger, consolidation, reorganization, recapitalization, stock dividend, stock split-up or other substitution of securities of the Company, the Board or the Committee shall make appropriate equitable anti-dilution adjustments to the number and class of shares of stock available for issuance under the Plan, to the number and class of shares of stock subject to outstanding Offerings and to the Purchase Price.  Any reference to the Purchase Price in the Plan and in any related documents shall be a reference to the Purchase Price as so adjusted.  Any reference to the term “Shares” in the Plan and in any related documents shall be a reference to the appropriate number and class of shares of stock available for issuance under the Plan, as adjusted pursuant to this Paragraph 9.  The Board’s or the Committee’s adjustment shall be effective and binding for all purposes of this Plan.  All Shares issued pursuant to the Plan shall be validly issued, fully paid and nonassessable.

(b) Participant’s Interest in Shares.  A Participant shall have no interest in Shares offered under the Plan until Shares are credited to the Participant’s Brokerage Account.

(c) Crediting of Shares to Brokerage Account.  Shares purchased under the Plan shall be credited to the Participant’s Brokerage Account as soon as practicable following the Offering Termination Date.

(d) Restrictions on Purchase.  The Board or the Committee may, in its discretion, require as conditions to the purchase of any Shares under the Plan such conditions as it may deem necessary to assure that such purchase of Shares is in compliance with applicable securities laws.

(e) Restrictions on Sale of Shares.  The Board or the Committee may, in its discretion, require as conditions to the sale of any Shares credited to Participants’ Brokerage Accounts under the Plan (i) such conditions as it may deem necessary to assure that such sale of Shares is in compliance with applicable securities laws; (ii) a minimum holding period following the purchase of Shares before Shares credited to Participants’ Brokerage Accounts may be sold or otherwise transferred, provided that such holding period, if any, shall not apply to Shares credited to the Brokerage Account of a Participant who has terminated employment on account of death or disability; and (iii) a limit on the number of Shares that can be sold during any 90-day period.

10. Expenses.

The Participating Companies shall pay all fees and expenses incurred (excluding individual Federal, state, local or other taxes) in connection with the Plan.  No charge or deduction for any such expenses will be made to a Participant upon the termination of his or her participation under the Plan or upon the distribution of certificates representing Shares purchased with his or her Payroll Deductions.

11. Taxes.

Each Participating Companies shall have the right to require each Participant to pay to the Participating Company the amount of any taxes which are required to be deducted and withheld in connection with the purchase of Shares under the Plan. Participating Companies shall have the right to withhold from each Participant’s Compensation or from any other amounts payable to each Participant an amount equal to all federal, state, provincial, city, municipal or other taxes as the Participating Companies shall determine are required to be withheld by them in connection with the purchase of Shares under the Plan and in connection with the sale of Shares acquired under the Plan.  In connection with such withholding, the Participating Companies may make any such arrangements as they may deem necessary or appropriate to protect their interests.

12. Plan and Contributions Not to Affect Employment.

The Plan shall not confer upon any Eligible Employee any right to continue in the employ of the Participating Companies.

13. Administration.

The Plan shall be administered by the Committee.  The Board and the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable in administering the Plan, with or without the advice of counsel.  The Committee may delegate its administrative duties, subject to its review and supervision, to the appropriate officers and employees of the Company.  The determinations of the Board and the Committee on the matters referred to in this Paragraph 13 shall be conclusive and binding.

14. Amendment and Termination.

The Board or the Committee may terminate the Plan at any time and may amend the Plan from time to time in any respect; provided, however, that upon any termination of the Plan, all Shares or Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan shall be distributed to the Participants, provided further, that no amendment to the Plan shall affect the right of any Participant to receive his or her proportionate interest in the Shares or his or her Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan, and provided further that the Company may seek shareholder approval of an amendment to the Plan if such approval is determined to be required by or advisable under the regulations of the Securities and Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which the Shares are listed or other applicable law or regulation.  The Board or the Committee may delegate its authority to amend the Plan, or to designate or exclude an Eligible Employer as a Participating Company under Exhibit A, to an officer of the Company or committee of two or more officers of the Company.

15. Effective Date.

The effective date of the Plan is September 1, 2022, provided that the effectiveness of the Plan is subject to the approval of the Company’s stockholders on or before the first anniversary of the date the Plan was adopted by the Board.  If the Plan has not been approved by the Company’s stockholders on or before the date of the Company’s 2023 Annual Meeting, the Plan shall be treated as having terminated, and all Payroll Deductions under the Plan shall be distributed to the Participants as soon as reasonably practicable following the date of such 2023 Annual Meeting.

16. Government and Other Regulations.

(a) In General.  The purchase of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

(b) Securities Law.  The Committee shall have the power to make each Offering under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, including Rule 16b-3 (or any similar rule) promulgated by the Securities and Exchange Commission thereunder, and any other applicable securities laws in the jurisdictions where Participants may reside.

17. Non-Alienation.

No Participant shall be permitted to assign, alienate, sell, transfer, pledge or otherwise encumber his right to purchase Shares under the Plan prior to time that Shares are credited to the Participant’s Brokerage Account.  Any attempt at assignment, alienation, sale, transfer, pledge or other encumbrance shall be void and of no effect.

18. Notices.

Any notice required or permitted hereunder shall be sufficiently given only if delivered personally, telecopied, or sent by first class mail, postage prepaid, and addressed:

If to the Company:

Galaxy Next Generation, Inc.

285 Big A Road

Toccoa, GA 30577

Attention:  Chief Financial Officer

Or any other address provided pursuant to notice provided by the Committee.

If to the Participant:

At the address on file with the Participating Company from time to time, or to such other address as either party may hereafter designate in writing (or via such other means of communication permitted by the Committee) by notice similarly given by one party to the other.

19. Successors.

The Plan shall be binding upon and inure to the benefit of any successors or assigns of the Company.

20. Currency.

Unless otherwise specified, all monetary references in the Plan are references to U.S. dollars.

21. Severability.

If any part of this Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan which shall continue in full force and effect.

22. Acceptance.

The election by any Eligible Employee to participate in this Plan constitutes his or her acceptance of the terms of the Plan and his or her agreement to be bound hereby.

23. Applicable Law.

This Plan shall be construed in accordance with the laws of the State of Georgia, to the extent not preempted by applicable Federal law.

Executed on the [_____] day of [_______________], 2022.

GALAXY NEXT GENERATION, INC.

BY:_________________________________

ATTEST:____________________________

EXHIBIT A

PARTICIPATING COMPANIES